Exhibit 10.5

No. 07-0245

OFFICIAL ORDER

of the

COMMISSIONER OF INSURANCE

of the

STATE OF TEXAS

AUSTIN, TEXAS

Date:  Apr 02 2007

Subject Considered:

AMERICAN PHYSICIANS INSURANCE EXCHANGE

Austin, Texas

TDI No. 14-04158

ARTICLES OF INCORPORATION

CONSENT ORDER

General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE ANN. Chapter 826, the application of AMERICAN PHYSICIANS INSURANCE EXCHANGE, Austin, Texas, hereinafter referred to as (“APPLICANT”), for approval of the Articles of Incorporation of AMERICAN PHYSICIANS INSURANCE COMPANY (the “Articles of Incorporation”).

Staff for the Texas Department of Insurance and the duly authorized representative of APPLICANT, have consented to the entry of this order as evidenced by the signature hereto and request the Commissioner of Insurance informally dispose of this matter pursuant to the provisions of TEX. INS. CODE ANN. §36.104, TEX. GOV'T CODE ANN. §2001.056, and 28 TEX. ADMIN. CODE §1.47.

WAIVER

APPLICANT acknowledges the existence of its right to the issuance and service of notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of this administrative action, as provided for in TEX. INS. CODE ANN. §§36.201, 36.205, and TEX. GOV'T CODE ANN. §§2001.051, 2001.052, 2001.145 and 2001.146, and by the respective signature of the duly authorized representative on this order, has expressly waived each and every such right and acknowledges the jurisdiction of the Commissioner of Insurance.

07-0245

COMMISSIONER'S ORDER

AMERICAN PHYSICIANS INSURANCE EXCHANGE

FINDINGS OF FACT

Based on the information provided to and reviewed by staff of the Texas Department of Insurance, the Commissioner of Insurance makes the following findings of fact:

1.

APPLICANT is a domestic reciprocal exchange property and casualty insurance company.

2.

Action by the Board of Directors and eligible subscribers of APPLICANT authorizing the proposed Articles of Incorporation has been evidenced to the Commissioner of Insurance.

3.

APPLICANT has filed a plan of conversion and plan of merger. Pursuant to Commissioner’s Order No. 07-0064, dated January 26, 2007, the plan of conversion and plan of merger were approved. APPLICANT has filed with the Commissioner the complete and executed documentation evidencing subscriber approval of the plan of conversion and plan of merger.  This documentation evidencing eligible subscriber approval was filed no later than 30 days after the subscriber’s approval.

4.

On March 22, 2007 the eligible subscribers approved a plan of conversion, including approval of the Articles of Incorporation and plan of merger.

5.

As a result of the plan of conversion and plan of merger, APPLICANT changed its name from AMERICAN PHYSICIANS INSURANCE EXCHANGE to AMERICAN PHYSICIANS INSURANCE COMPANY.  The amendment is properly supported by the required documents, which evidence that the name AMERICAN PHYSICIANS INSURANCE COMPANY, is not so similar to the name of another insurance company as to likely to mislead the public.

6.

The proposed capital and surplus of the APPLICANT is equal to or exceeds the minimum requirements of capital and surplus required by the TEX. INS. CODE ANN. Chapters 822 and 861 for a domestic stock property and casualty insurance company.

07-0245

COMMISSIONER'S ORDER

AMERICAN PHYSICIANS INSURANCE EXCHANGE

7.

By signing this order, APPLICANT is representing to the Commissioner of Insurance that its officers, directors and managing executives possess sufficient insurance experience, ability, and standing to render the continued success of the company probable.

8.

APPLICANT represents to the Commissioner of Insurance that the APPLICANT and its representatives are acting in good faith.

9.

The Articles of Incorporation have been properly and timely filed with the Department and reviewed by Department staff and appear to comply with the requirements of TEX. INS. CODE ANN.  Chapters 822 and 861.  The plan of conversion, plan of merger, and the Articles of Incorporation filed with the Commissioner are effective April 1, 2007.

CONCLUSIONS OF LAW

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusions of law:

1.

The Commissioner of Insurance has jurisdiction over this matter pursuant to TEX. INS. CODE ANN. §§ 31.002, 801.051-801.053, Chapters 822, 826, and 942.

2.

The Commissioner of Insurance has authority to dispose of this matter under TEX. GOV'T CODE ANN. §2001.056, TEX. INS. CODE ANN. §36.104 and 28 TEX. ADMIN. CODE §1.47.

3.

APPLICANT and staff have knowingly and voluntarily waived all procedural requirements for the entry of this order, including, but not limited to, notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of the order as provided for in TEX. GOV'T CODE ANN. §§2001.051, 2001.052, 2001.145 and 2001.146, and TEX. INS. CODE ANN. §§36.201 – 36.205.

4.

The proposed Articles of Incorporation of APPLICANT are properly supported by the required documents and appears to comply with TEX. INS. CODE ANN. Chapters 822 and 861.

IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the Articles of Incorporation of AMERICAN PHYSICIANS INSURANCE COMPANY, Austin, Texas, be and the same are hereby, approved effective April 1, 2007.

07-0245

COMMISSIONER'S ORDER

AMERICAN PHYSICIANS INSURANCE EXCHANGE

IT IS, FURTHER ORDERED by the Commissioner of Insurance that, effective April 1, 2007, Certificate of Authority No. 8184 dated issued August 15, 1986 issued to APS FACILITIES MANAGEMENT, INC., Attorney-in-Fact for subscribers at AMERICAN PHYSICIANS INSURANCE EXCHANGE, Austin, Texas, should be, and is hereby canceled, and that an amended Certificate of Authority be issued concurrently to AMERICAN PHYSICIANS INSURANCE COMPANY, Austin, Texas.

MIKE GEESLIN COMMISSIONER OF INSURANCE

BY:	/s/ Godwin Ohaechesi
Godwin Ohaechesi, Director
Company Licensing & Registration
Order 01-0692

Recommended by:

/s/ Jeff Hunt
Jeff Hunt, Admissions Officer
Company Licensing & Registration

Approved as to form:

/s/ Margaret Jonon
Margaret Jonon
Staff Attorney, Financial Counsel Section
Legal Services Division

Approved as to form and content:

/s/ Edward McHorse
Edward McHorse, Attorney for APPLICANT
Graves, Dougherty, Hearon & Moody
401 Congress Avenue, Suite 2200
Austin, Texas 78701
(512) 480-5750 Telephone
(512) 480-5850 Facsimile

07-0245

COMMISSIONER'S ORDER

AMERICAN PHYSICIANS INSURANCE EXCHANGE

Agreed, Accepted and Approved as to form and content this   2nd   day of    April     2007:

(Sign):  /s/ Marc J. Zimmermann

(Print Name):  Marc J. Zimmermann

(Title):  SVP and Chief Financial Officer

American Physicians Insurance Exchange

THE STATE OF

Texas

§

§

COUNTY OF

Travis

§

BEFORE ME,   Becky Borgeson  , a notary public in and for the State of    Texas  , on this day personally appeared        Marc Zimmermann            , known to me or proved to me by     Jeff Hunt              to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that [he/she] executed the same for the purposes and consideration therein expressed, who being by me duly sworn, deposed as follows:

1.

“My name is           Marc Zimmermann           .  I am of sound mind, capable of making this statement, and personally acquainted with the facts herein stated.

2.

I hold the office of     Chief Financial Officer             and am the authorized representative of American Physicians Insurance Exchange, which is currently licensed to transact the business of insurance in the State of Texas and I am duly authorized by said Company to execute this statement.

3.

American Physicians Insurance Exchange has knowingly and voluntarily entered into this Consent Order and agrees with and consents to the issuance and service of the foregoing Consent Order by the Commissioner of Insurance of the State of Texas.”

/s/ Marc J. Zimmermann
Signature

Marc J. Zimmermann, SVP & CFO
Typed/Printed name and title

07-0245

COMMISSIONER'S ORDER

AMERICAN PHYSICIANS INSURANCE EXCHANGE

Given under my hand and seal of office this    2nd    day of    April   , 2007.

/s/ Becky Borgeson
Signature of Notary Public

Becky Borgeson
Printed Name of Notary Public

NOTARY PUBLIC IN AND FOR THE STATE OF    Texas

My Commission Expires:  Jan 6, 2010